UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 29, 2007
                                                --------------------------------


                             BCAP LLC Trust 2007-AA4
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                         (Exact name of issuing entity)


                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)


                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)


          Delaware                      333-140720-03              20-3375999
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(State or other jurisdiction        (Commission File Number      (IRS Employer
of incorporation of depositor)         of issuing entity)       Identification
                                                               No. of depositor)


        200 Park Avenue, New York, New York                        10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code        (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On June 29, 2007, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2007-AA4 Mortgage Pass-Through Certificates, Series 2007-AA4 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of June 1, 2007 (the "Trust Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, N.A., as custodian, and Deutsche Bank National Trust Company, as trustee. The Class I-1-A1, Class I-1-A2, Class I-2-A1, Class I-2-X1, Class I-2-A2, Class I-3-A1, Class I-3-A2, Class I-R, Class I-B-1, Class I-B-2, Class I-B-3, Class II-A-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, having an aggregate initial principal amount of approximately $777,910,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of June 29, 2007, by and between the Depositor and the Underwriter.

      The Class II-R and Class II-CE Certificates were sold by the Depositor to Barclays Capital Inc. in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated June 29, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Trust Agreement, dated as of June 1, 2007, by and among the Depositor, as depositor, Wells Fargo Bank, N.A., as custodian, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Seller's Warranties and Servicing Agreement, dated as of March 1, 2007, between Barclays Bank PLC, as purchaser, and Wells Fargo Bank, N.A., as original loan seller (included as Exhibit L-1 to Exhibit 4).

Exhibit 10.2 Master Mortgage Loan Purchase Agreement, dated as of August 30, 2006 (the "Countrywide 2006 MMLPA"), between Barclays Bank PLC, as purchaser, and Countrywide Home Loans, Inc., as original loan seller (included as part of Exhibit L-2 to Exhibit 4).

Exhibit 10.3 Master Mortgage Loan Purchase Agreement, dated as of February 26, 2007 (the "Countrywide 2007 MMLPA"), between Sutton Funding LLC, as purchaser, and Countrywide Home Loans, Inc., as original loan seller (included as part of Exhibit L-2 to Exhibit 4).

Exhibit 10.4 Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, between Sutton Funding, LLC, as purchaser, and Chevy Chase Bank, F.S.B., as original loan seller (included as part of Exhibit L-3 to Exhibit 4).

Exhibit 10.5 Amendment No. 1 to Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, between Sutton Funding, LLC, as purchaser, and Chevy Chase Bank, F.S.B., as original loan seller (included as part of Exhibit L-3 to Exhibit 4).

Exhibit 10.6 Servicing Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as purchaser, and Countrywide Home Loans, Inc., as servicer (included as part of Exhibit M to Exhibit 4).

Exhibit 10.7 Servicing Agreement, dated as of February 26, 2007, between Sutton Funding LLC, as purchaser, and Countrywide Home Loans, Inc., as servicer (included as part of Exhibit M to Exhibit 4).

Exhibit 10.8 Assignment and Recognition Agreement, dated June 29, 2007, among the Depositor, Barclays Bank PLC, Wells Fargo Bank, N.A., as seller and as servicer and Deutsche Bank National Trust Company, as trustee (included as Exhibit N-1 to Exhibit 4).

Exhibit 10.9 Assignment and Recognition Agreement, dated June 29, 2007, among the Depositor, Barclays Bank PLC, Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and Deutsche Bank National Trust Company, as trustee (included as part of Exhibit N-2 to Exhibit 4).

Exhibit 10.10 Assignment and Recognition Agreement, dated June 29, 2007, among the Depositor, Sutton Funding LLC, Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and Deutsche Bank National Trust Company, as trustee (included as part of Exhibit N-2 to Exhibit 4).

Exhibit 10.11 Assignment and Recognition Agreement, dated June 29, 2007, among the Depositor, Sutton Funding LLC, Chevy Chase Bank, F.S.B., as seller and as servicer and Deutsche Bank National Trust Company, as trustee (included as Exhibit N-3 to Exhibit
                 4).

Exhibit 10.12 Amendment Reg AB to the Countrywide 2006 MMLPA, both dated as of August 30, 2006, both between Barclays Bank PLC, and Countrywide Home Loans, Inc. (included as part of Exhibit T to
                 Exhibit 4).

Exhibit 10.13 Amendment Reg AB to the Countrywide 2007 MMLPA, both dated as of February 26, 2007, both between Barclays Bank PLC, and Countrywide Home Loans, Inc. (included as part of Exhibit T to
                 Exhibit 4).

Exhibit 10.14 Representation Letter, dated June 29, 2007, between the Depositor and Barclays Bank PLC (included as Exhibit U to
                 Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 25, 2007                    BCAP LLC



                                       By:   /s/ Tom Hamilton
                                          ------------------------------------
                                          Name:  Tom Hamilton
                                          Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                                             Paper (P) or
Exhibit No.         Description                                                            Electronic (E)
--------------      -----------                                                            --------------
1                   Underwriting Agreement, dated June 29, 2007, by and between                  (E)
                    the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

4                   Trust Agreement, dated as of June 1, 2007, by and among the                  (E)
                    Depositor, as depositor, Wells Fargo Bank, N.A., as
                    custodian, and Deutsche Bank National Trust Company, as
                    trustee.

10.1                Seller's Warranties and Servicing Agreement, dated as of                     (E)
                    March 1, 2007, between Barclays Bank PLC, as purchaser, and
                    Wells Fargo Bank, N.A., as original loan seller (included as
                    Exhibit L-1 to Exhibit 4).

10.2                Master Mortgage Loan Purchase Agreement,dated as of                          (E)
                    August 30, 2006 (the "Countrywide 2006 MMLPA"), between
                    Barclays Bank PLC, as purchaser, and Countrywide Home Loans,
                    Inc., as original loan seller (included as part of Exhibit
                    L-2 to Exhibit 4).

10.3                Master Mortgage Loan Purchase Agreement, dated as of                         (E)
                    February 26, 2007 (the "Countrywide 2007 MMLPA"), between
                    Sutton Funding LLC, as purchaser, and Countrywide Home
                    Loans, Inc., as original loan seller (included as part of
                    Exhibit L-2 to Exhibit 4).

10.4                Seller's Purchase, Warranties and Servicing Agreement,                       (E)
                    dated as of December 1, 2006, between Sutton Funding LLC, as purchaser, and Chevy Chase Bank, F.S.B., as original loan
                    seller (included as a part of Exhibit L-3 to Exhibit 4).

10.5                Amendment No. 1 to Seller's Purchase, Warranties and                         (E)
                    Servicing Agreement, dated as of December 1, 2006, between
                    Sutton Funding, LLC, as purchaser, and Chevy Chase Bank,
                    F.S.B., as original loan seller (included as part of Exhibit
                    L-3 to Exhibit 4).

10.6                Servicing Agreement, dated as of August 30, 2006, between                    (E)
                    Barclays Bank PLC, as purchaser, and Countrywide Home Loans,
                    Inc., as servicer (included as part of Exhibit M to Exhibit
                    4).

10.7                Servicing Agreement, dated as of February 26, 2007,                          (E)
                    between Sutton Funding LLC, as purchaser, and Countrywide
                    Home Loans, Inc., as servicer (included as part of Exhibit M to Exhibit 4).

10.8                Assignment and Recognition Agreement, dated June 29,                         (E)
                    2007, among the Depositor, Barclays Bank PLC, Wells Fargo
                    Bank, N.A., as seller and as servicer and Deutsche Bank
                    National Trust Company, as trustee (included as Exhibit N-1 to Exhibit 4).

10.9                Assignment and Recognition Agreement, dated June 29,                         (E)
                    2007, among the Depositor, Barclays Bank PLC, Countrywide
                    Home Loans, Inc., Countrywide Home Loans Servicing LP and
                    Deutsche Bank National Trust Company, as trustee (included as part of Exhibit N-2 to Exhibit 4).

10.10               Assignment and Recognition Agreement, dated June 29,                         (E)
                    2007, among the Depositor, Sutton Funding LLC, Countrywide
                    Home Loans, Inc., Countrywide Home Loans Servicing LP and
                    Deutsche Bank National Trust Company, as trustee (included as part of Exhibit N-2 to Exhibit 4).

10.11               Assignment and Recognition Agreement, dated June 29, 2007,                   (E)
                    among the Depositor, Sutton Funding LLC, Chevy Chase Bank,
                    F.S.B., as seller and as servicer and Deutsche Bank National
                    Trust Company, as trustee (included as Exhibit N-3 to
                    Exhibit 4).

10.12               Amendment Reg AB to the Countrywide 2006 MMLPA, both                         (E)
                    dated as of August 30, 2006, both between Barclays Bank PLC, and Countrywide Home Loans, Inc. (included as part of
                    Exhibit T to Exhibit 4).

10.13               Amendment Reg AB to the Countrywide 2007 MMLPA, both                         (E)
                    dated as of February 26, 2007, both between Barclays Bank
                    PLC, and Countrywide Home Loans, Inc. (included as part of
                    Exhibit T to Exhibit 4).

10.14               Representation Letter, dated June 29, 2007, between the                      (E)
                    Depositor and Barclays Bank PLC (included as Exhibit U to
                    Exhibit 4).